Forrester Safe Harbor This presentation may contain projections or other forward-looking statements regarding future events or the future financial performance of the Company. These projections or statements are only predictions. Actual events or results may differ materially from those in the projections or other forward-looking statements. Forrester undertakes no obligation to publicly update any forward- looking statements whether as a result of new information, future events or otherwise. Please see the Company's Annual Report to shareholders and its filings with the SEC, including its recent filings on Forms 10- K,10-Q and 8-K, for a discussion of important risk factors that could cause actual events or results to differ materially from those in the projections or forward-looking statements.

Forrester Investor Day George F. Colony CEO

Forrester's History Founded in 1983 IPO in 1996 Acquired Fletcher in the UK in 1999 Acquired Forit GmbH in Germany in 2000 2:1 Stock Split in February, 2000 Secondary Offering in February, 2000 Acquired Giga Information Group in March, 2003 Acquired Giga Group in France in December, 2003

Our values/culture: 4C2Q1S + MC Client Communication Creativity Consistency Quality Quickness Service Multiplicative Collaboration

Vision, Purpose, Mission

Vision (Our view of the outside world) Technology changes everything

Purpose (Why we exist) Forrester provides powerful ideas and objective guidance to help clients thrive on technology change

Mission (Our goals) More $1B+ companies More technology suppliers ...driven by our efforts to... Improve client service Develop Forrester people Engage the whole client Innovate and create bold ideas Globalize profitably

The Forrester product portfolio

Research
- WholeView 2™
- Inquiry

Data
- Custom Consumer Research
- Ultimate Consumer Panel
- Technographics® Data & Services
- Omnibus



Business View
WholeView 2
IT View
Research
Client
Community
Data
Consulting

Community
- Forrester Oval Program™
- Events
- ForrTels™
- Boot Camps, Workshops

Consulting
- TEI
- Project Consulting
- Advisory

FORRESTER

Globalization Forrester Americas Forrester EMEA Forrester Asia Pacific

RDCC + Globalization will enable the company to accelerate growth... More companies More countries More (bigger) budgets More client engagement

The portfolio approach expands our opportunity... $1.2 B Boards: $1 B Events: $8.4 B $140 B $18.5 B

Research & Consulting Neil Bradford President, Americas

Forrester Americas is ... 73% of Forrester revenues USA (94%), Canada (5%), Latin America (1%) 400 employees Robust IT spending growth in 2005: 7%

Our target markets and sales strategy User Vendor <$500 M $500 M To $1B+ $1B+

Client-focused products & services Research WholeView 2(tm) Inquiry Consulting TEI Project Consulting Advisory

Research drives everything Forrester's intellectual capital, aka "molten core" Research methodologies Inquiry TechRankings Interviews Surveys Events Oval & Councils Consulting WholeView2 Data

Research: 2005 plans Add expertise New Government focus area 14 new analysts in the past 6 months 10+ more in the next 6 months Enhance our flagship WholeView 2 offering More primary demand-side surveys New vendor evaluation platform Relaunch of Forrester Wave 150 Client Choice reports

Retailer Spending Aligns With Key Industry Trends

Leading Managed IP VPN Services, Q3:04 From Evaluating Managed IP VPN Services, September 2004

Prospects for Research Bedrock of all our client relationships 10% Market Share Long term growth rate: 5-10% Key future initiatives Enterprise-wide subscriptions More industries, more buyers

Consulting: 2005 plans Custom research work for clients Done by analysts No implementation, no on-site Forrester team $5K-$500K projects Builds significant relationships with key clients

Prospects for Consulting Key element of large client relationships <1% Market Share Long term growth rate: 10-15% Key future initiatives Fund more analysts Larger, repeatable projects (sub $1M)

Data Michael Gazala Senior Vice President, Forrester Data

Data Data represents 6% of 2004 revenues Three consumer Data products Technographics Data & Services (TD&S) Custom Consumer Research (CCR) Forrester's Ultimate Consumer Panel Our market share is still small and our opportunity is very large

Consumer Technographics The largest and longest-running research effort to study consumers' use of technology More than 1 million US Households surveyed since 1997 Approximately 150,000 surveys to be completed in 2005 Gives consumer-focused companies access to a rich and deep reservoir of data to make better decisions Includes unlimited access to a Data Specialist to help the client use and analyze the data Data can be cut and analyzed by demographics, psychographics, product ownership, behaviors, and Technographics segmentation Sample client inquiries: Profile of consumers with home networks, including composition of wired versus wireless, and benefits of adding a home network Ownership among African Americans versus general population of cable TV, satellite TV, DVD players and digital video recorders

Custom Consumer Research Techno is syndicated consumer insight, CCR is customized Custom research means fielding surveys designed and executed on behalf of clients who want data analyzed by Forrester experts Survey expertise Technology and Industry Strategy Custom Consumer

How does CCR help clients? CCR works on a variety of projects including segmentation, customer retention/acquisition, brand loyalty, product development, benchmarking, and market sizing Case study: Marketing High-End Televisions Client wanted us to help them plan their introduction of Plasma televisions into the US market We analyzed our Technographics data to profile current buyers of high- end televisions, and then designed a survey to examine current and future consumer demand for various types of high-end televisions Our analysis: Identified which dimensions - demographics, attitudes, or behavior - are the strongest predictors of ownership or interest in plasma TVs, and which segments to target Profiled owners and intenders of high-end TVs against profiles of the general population Examined which TV features would attract the selected target segments

What is the Ultimate Consumer Panel? A nationally representative panel of US households from which we capture three streams of data: Regular surveys across a range of topics Web site use and online purchasing behavior Monthly credit card and bank statements

Ultimate is a nationally-representative panel Closely mirrors US Census distribution on household income Tend to under- represent older, less- educated households (before demographic weighting) Panelists' attitudes are not substantially different from non- panelists Under $30,000 < $45,000 < $55,000 < $75,000 < $100,000 $100,000 + US Census 0.36 0.17 0.09 0.14 0.11 0.14 Ultimate Consumer Panel 0.23 0.19 0.13 0.19 0.12 0.14

What is the Ultimate Consumer Panel? A nationally representative panel of US households from which we capture three streams of data: Regular surveys across a range of topics Web site use and online purchasing behavior Monthly credit card and bank statements A faster, more cost effective way of analyzing how consumers make spending decisions A way to deepen relationships with financial firms We sell to marketing, advertising, product development, and research groups at credit card companies and banks

Discover's 2004 "dining out" promotion Cardholders were offered "up to 10%" in cash back bonus awards for purchases made at restaurants in September-October 2004 Promotion followed a similar campaign promoting grocery store purchases conducted in Q2 2004 To qualify cardholders had to register with Discover by calling an 800 number or sign up online

A slight lift in Discover use at restaurants Jul Aug Sep Oct Nov Dec 0.108349676 0.120247361 0.144087915 0.117304491 0.113770053 0.113770053 Percent of Discover accounts with any restaurant purchases

But spending increase is modest and short-term Jul Aug Sep Oct Nov Dec 46 50 58 56 41 41 Average monthly restaurant spending with Discover cards * * Among accounts with any restaurant purchases

Data Data currently represents 9% of Revenues. Three consumer Data products Technographics Data & Services (TD&S) Custom Consumer Research (CCR) Forrester's Ultimate Consumer Panel Our market share is still small and our opportunity is very large

Data - Market Share & Opportunity Our target market: Consumer market research According to Outsell, a $18.5 billion market We have plenty of headroom to grow Competition comes in three categories: Consumer panel organizations like TNS/NFO and Harris Interactive Full-service market research firms like Millward Brown Strategy consulting firms like BCG and Lieberman Differentiation comes from focus on: Consumer technology - we're not trying to be everything to everybody Quantitative heritage and expertise Combination of actual transaction data and survey data in Ultimate

Data - Market Share & Opportunity 2005 plan calls for 50% growth Technographics: Enhance offering and increase price CCR: Add advisors and create defined tool sets Ultimate: Grow panel, add credit card firms, launch banking offering and plan for brokerage offering in 2006

Community Charles Rutstein Vice President, Forrester Community

Community Community consists of the Forrester Oval Program and Forrester Events An important, growing (and leveraged!) part of Forrester's business 9% of revenue in 2004 10-12% of revenue in 2005

Oval Program overview Oval memberships are available to select senior IT and Marketing executives at $1B+ companies worldwide Ovals are aimed at specific cross-industry job functions Membership includes three key elements: Exclusive member-driven research Peer network and meetings Dedicated advisors

Our current Oval footprint Currently 8 Ovals for 3 key cohorts (IT, Mkt., Vendors)

Oval go to market strategy Sold through direct sales force 39% of reps sold an Oval in 2003 57% of reps sold an Oval in 2004 Model drives sales productivity and portfolio sales Offers a targeted approach for new business sales reps Client reps use Oval to drive internal referrals for additional Ovals, Data and Consulting opportunities

Oval differentiation and competition Differentiation: Ovals are built around hard-to-replicate assets like business/consumer Technographics and Inquiry Advantage In addition, we differentiate with a high level of service and intimacy. Competition includes: Gartner's EXP program - clients tell us we deliver better service, more intimacy, and coverage of technology beyond 'IT', new opportunity for us with Meta acquisition Corporate Executive Board - we offer unique primary/secondary research and a view of technology's impact on business Local affinity groups, informal networks - we're a trusted third party source for world-class objective research and data

Oval market opportunity Market opportunity 6-8+ titles per target company today 12-16,000 potential members (before launching any new Ovals) Current market share estimates suggest huge upside Approx. 4-5% of target CIOs and IT Executives Approx. 12-15% of target Analyst Relations Executives Approx. 2% of target CMOs and Marketing Executives

2005 Oval Plan Very significant year over year revenue growth 650+ Oval members by the end of 2005, up from 443 at year-end 2004 10-12 Ovals by the end of 2005, up from eight Leverage Research, Data & Consulting assets

Events overview Exclusive meetings for senior executives featuring key research themes, expert speakers and peer networking opportunities In 2005 - six events in North America and three in Europe

Why events? Proven marketing tool for prospects, cost effective value-add for existing clients Drive profit through alignment of Oval member meetings and key events Gives Sales opportunity to fast-track new client acquisition and enrichment High correlation to renewal

Summary Forrester's community business is: Leveraged. Both events and Oval programs show increasing returns as they grow Growing. We anticipate substantial growth in 2005. Long-term growth rate of 20-25% Connected. We've already seen - and will continue to see - terrific cross-sell and upsell opportunities with Forrester's other business lines

EMEA Operating Group Robert Davidson President, EMEA

Forrester EMEA

2004 Market Share & Retention 45% of our 400+ clients are $1B+ companies Overall share of 1B+ in EU is 9.4% But varies by country Client retention increased to 73%

The key EMEA drivers for 2005 Growth Differentiation Platform

Expanding throughout EMEA region Continued focus on UK, France and Germany as major markets Expanding Sales in Benelux, Nordics and Italy Investing in new geographic markets in Central and Eastern Europe, like: Poland, Hungary, Czech Middle East and Africa: Israel, SAF and UAE

Progress on building out the portfolio Continued focus on growing Research Data - continued expansion in 2005 Consulting grows Strong push into Oval in 2005 Events remain stable and profitable

The key EMEA drivers for 2005 Growth Differentiation Platform

The key EMEA drivers for 2005 Growth Differentiation Platform

The EMEA structure is built for growth Full service organization Research - adding 12 analysts in 2005 Sales - stable and distributed

Asia Pacific Operating Group Charlie Chang President, Forrester Asia Pacific

Territory Australia & New Zealand ASEAN Greater China India Japan Korea

Market Opportunity

Region	Japan	India	Australia	Korea	Greater China	ASEAN
GDP (2003)	$4.3 T	$600 B	$520 B	$605 B	$1.85 T	$670 B
Economic Growth	+2.6%	+6.6%	+3%	+4.6%	+9.5%	+6%
Population	127 M	1.1 B	20 M	48 M	1.3 B	> 500 M
$500M+ Enterprises	> 1,000	> 60	> 130	> 170	> 230	> 100
Key Industry Verticals	Financial Services, High Tech Vendors, IT Services Providers, Media, Consumer Electronics, Retail, Auto, Telecom, Travel					

Note: Economic growth for last 12 months.

FORRESTER

Plans for 2005 & Beyond 2005 Focus sales on $500M+ enterprises Bolster key markets (Japan, Australia, India) Deploy marketing (Japan, Australia, India) Initiate local survey-based research Develop partnerships & alliances Beyond Continued execution of above initiatives Additional focus on Greater China and India Establish indigenous research centers in AP Acquisitions to augment organic growth

Summary Super-Sized Market Aggregate GDP: $8.5 trillion Population: 3 billion, with rapidly growing incomes, and emerging middle class $500 M+ enterprises: Over 1,800 Business Opportunities IT spending increasing by more than 10% yearly - double the global average. Only a small fraction of the large firms in these markets have been penetrated. Huge thirst for Asian market data, trends and directions

Financials Warren Hadley Chief Financial Officer

Balance Sheet All financial data in these slides are in millions unless otherwise indicated

GAAP to Pro forma reconciliation Forrester believes that pro forma financial results provide investors with consistent and comparable information to aid in the understanding of Forrester's ongoing business. Our pro forma results exclude items listed above as well as their related tax effects. Pro forma results do not purport to be prepared in accordance with Generally Accepted Accounting Principles.

Pro forma Income Statement 2005 Pro forma Guidance: Revenue $148 - $153M Operating Margin 12% - 14% EPS $.62 - $.67

Revenue Total revenues 2002 96.9 2003 126 2004 138.5 2005(P) 151 2005 Revenue guidance: $148M - $153M $148.0 - $153.0

Revenue mix Total Revenue = $138.5M Research services Advisory services and other 2004 68% 32%

Revenue % by Product

Revenue by Geography Americas 73% EMEA 23% AP 4%

Pro forma Operating Income and Margin Operating Income 1999 14.6 2000 27.1 2001 23.7 2002 11 2003 14 2004 16.9 2005(P) 19 12% 11% 12% 12-14% 2005 Pro forma margin guidance: 12% - 14% $18.0 - $21.0

Pro forma Net Income & EPS $MM 1999 11.6 2000 21.6 2001 21.3 2002 11.6 2003 11.7 2004 12.8 2005(P) 14 $0.50 $0.51 $0.57 $0.62-0.67 Net Income 2005 Pro forma EPS guidance: $0.62 - $0.67 $14.0 - $15.0

Cash flows from operations $MM 1999 31.9 2000 70 2001 28.7 2002 5.6 2003 4.1 2004 18 2005 (P) 22.5 $20.0 - $25.0

Client Cos 12 Mo. Client Ret. 12/31/2000 2378 0.74 3/31/2001 55.2 86 6/30/2001 39.9 68 9/30/2001 22.5 91 12/31/2001 1542 0.51 3/31/2002 28.7 79 6/30/2002 20.456 62 9/30/2002 17.229 77 12/31/2002 1125 0.57 3/31/2003 1788 0.59 6/30/2003 1777 0.6 9/30/2003 1763 0.62 12/31/2003 1812 0.66 3/31/2004 1806 0.71 6/30/2004 1817 0.74 9/30/2004 1832 0.75 12/31/2004 1866 0.76 Client Companies and Retention Retention 57% 66% 76% 76%

AV 12 Mo. $ Ret. 12/31/2000 187.8 0.81 3/31/2001 55.2 86 6/30/2001 39.9 68 9/30/2001 22.5 91 12/31/2001 116.2 0.63 3/31/2002 28.7 79 6/30/2002 20.456 62 9/30/2002 17.229 77 12/31/2002 78.1 0.71 3/31/2003 124.1 0.73 6/30/2003 116 0.74 9/30/2003 118 0.73 12/31/2003 126.3 0.78 3/31/2004 120.747 0.83 6/30/2004 119.457 0.85 9/30/2004 125.419 0.85 12/31/2004 137.108 0.85 AV and $ Retention $ Retention 81% 63% 71% 78% 85%

IT Spending Patterns and Forrester's Research Agenda Christopher Mines Senior Vice President North American Research

Theme The Tech economy shows modest improvement into 2008 with plenty of investment and uncertainty to capitalize on.

The tech economy is in a period of refinement and digestion 0% 1% 2% 3% 4% 5% 6% Innovation & Growth Refinement & Digestion Mainframe computers Innovation & Growth Refinement & Digestion Personal computers Networked computing - enterprise applications and Internet Innovation & Growth Refinement & Digestion 1956-1966 1966-1976 1976-1984 1984-1992 1992-2000 2000-2008 Compound Annual Growth Rate for Period in IT investment to GDP Ratio (CAGR) 6.4% 2.8% 6.4% 0.1% 4.3% -0.3% IT investment to GDP ratio

But IT spending and confidence are on the rise We forecast 7% growth in U.S. IT budgets this year, up from 5% in 2004 From surveying 6,000+ IT executives, we found: CIO confidence has steadily risen over 4 quarters The average expected budget increase doubled from a year ago 40% will allocate more of their budget to new spend For the first time, all of our core verticals expect spending growth

IT budget growth will double in 2005

"How will your company's 2005 IT budget compare with its actual IT spend in 2004?"

	Percentage of firms: Decreasing budget	Percentage of firms: Increasing budget	Average change 2005	Average change 2004*
Overall	12%	39%	3.9%	1.7%
Public sector	19%	38%	6.9%	-0.3%
Business services	5%	42%	5.1%	2.2%
Media, entertainment, & leisure	13%	39%	3.9%	3.5%
Manufacturing	12%	42%	3.9%	-0.4%
Retail & wholesale trade	10%	38%	3.5%	3.6%
Finance & insurance	12%	40%	1.7%	2.2%
Utilities & telecommunications	15%	27%	1.2%	1.8%

Base: 595 IT executives at North American enterprises

*Source: Forrester's Business Technographics® November 2003 North American Benchmark Study

FORRESTER

Slight shifts in IT execs' spending priorities

"Which of the following initiatives are likely to be one of your IT organization's major themes for 2005?"


Rank
Critical priority
Priority
2005
2004
Deploy or upgrade a major application software package
29%
30%
1
3
Upgrade disaster recovery capabilities
20%
35%
2
2
Support changes in corporate governance (e.g. Sarbanes-Oxley)
27%
27%
3
6
Significantly upgrade our security environment
18%
36%
4
1
Consolidate IT infrastructure
16%
29%
5
7
Replace proprietary or legacy systems
19%
23%
6
8
Replace or upgrade your PCs
9%
28%
7
4
Upgrade your Windows desktop operating system
10%
23%
8
5
Move more IT to an IP based environment
7%
23%
9
10
Implement a services-based architecture
6%
22%
10
9
Look seriously at IT outsourcing alternatives
7%
12%
11
11
Move IT development or maintenance activities offshore
3%
6%
12
12
Move more of our systems onto Linux
2%
6%
13
13

Base: 868 decision-makers at North American enterprises

FORRESTER

Heat-seeking for the near term Sarbanes-Oxley was hot ... it's now hotter Apps like Finance and SCM are number 1 on the CIO agenda ... Wave analyses help buyers create their shortlist Significant pops in demand for ECM, BI, and analytics. ... we have an entire team dedicated to this space! Interest in Organic IT is still rising and moving beyond the evaluation stage ... this Big Idea still has legs Outsourcing will drive the services market ... more targeted deals mean more opportunities for us to help Industry-specific issues swing IT purchasing decisions ... we know the impact of consumer demographics or Healthcare Spending Accounts on IT spend

Agenda-setting for the longer term Next-generation architecture A new IT architecture stack is emerging as the successor to client-server computing. It includes cheap, virtualized hardware resources (Organic IT) at the bottom, shared software and services (SOA) in the middle, and business intelligence and analytics at the top. Extended Internet The X Internet connects information systems to physical assets, products, and devices. It represents a new architecture and new applications for the Internet, ranging from RFID and telematics to mobile networking and biometrics. Innovation networks Innovation is reemerging as the key source of economic growth. Innovation networks are a new business model for R&D and software development that enables companies to best match their demand for innovation with worldwide sources of talent and capital. Social computing The Internet is catalyzing a new social structure. Search engines, blogs, and viral marketing empower individuals at the expense of traditional authorities like governments, corporations, and media. Companies tap social computing to develop new products, communicate with customers, and manage their employees and business partnerships. Topics that Research will put extra resources and effort towards developing this year. Opportunities for Forrester to establish thought leadership and drive business.